EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Expeditors International of Washington, Inc. (the “Company”) on Form 10-Q for the quarter ending March 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Peter J. Rose, Chairman and Chief Executive Officer, and R. Jordan Gates, Executive Vice President-Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.                                       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.                                       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 10, 2007	/s/ Peter J. Rose
Peter J. Rose
Chairman and Chief Executive Officer

May 10, 2007	/s/ R. Jordan Gates
R. Jordan Gates
Executive Vice President-Chief Financial Officer